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                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S


                      SUPPLEMENT DATED SEPTEMBER 12, 1997
                                      TO
                         PROSPECTUS DATED MAY 1, 1997
                              MASSACHUSETTS ONLY


Notwithstanding any language in the prospectus to the contrary, the following shall apply with respect to policies delivered or issued for delivery in the Commonwealth of Massachusetts:

     (a) The Guaranteed Minimum Death Benefit feature will apply only during the first five Policy years.
     (b) There is no option to extend the Guaranteed Minimum Death Benefit feature beyond the first five Policy years and, as a consequence, there can be no Guaranteed Minimum Death Benefit Charge assessed under the Policy.